Business Combinations, Investments and Divestitures	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combinations, Investments and Divestitures
3. BUSINESS COMBINATIONS, INVESTMENTS AND DIVESTITURES

2012 Acquisitions and Investments

Following is a brief description of the Company's noteworthy acquisitions and investments completed during the 2012 fiscal year:

Acquisition of POS and RDS On February 7, 2012, the Company acquired all of the outstanding capital stock of POS Integrated Solutions Do Brasil Comercio E Servicos De Informatica S.A. ("POS") and RDS South America Comercio E Servicos De Informatica S.A. ("RDS") in exchange for approximately $1 million in cash, plus related acquisition costs.  POS and RDS were resellers of certain of the Company's hardware and software, and their results have been reported within our Hospitality segment since the date of the acquisitions.

Acquisition of Wyse Sistemas de Informatica Ltda. On May 31, 2012, the Company acquired all of the outstanding units of membership interest of Wyse Sistemas de Informatica Ltda. ("Wyse") in exchange for approximately $13 million in cash, plus related acquisition costs.  Wyse was a developer and provider of point of sale software specifically designed for the hospitality market in Brazil, and their results have been reported within our Hospitality segment since the date of the acquisition.

Hospitality Reseller Acquisitions During 2012, the Company acquired the assets of six of its domestic Hospitality resellers in separate transactions for aggregate cash consideration of approximately $17 million, plus related acquisition costs.

Acquisition of Transoft, Inc. On September 7, 2012, the Company acquired substantially all of the assets of Transoft, Inc. in exchange for approximately $40 million in cash, plus related acquisition costs, of which the Company will recognize $7 million as compensation expense included within selling, general and administrative expenses over a period of two years from the acquisition date. Transoft, Inc. was a global leader in cash management software for financial institutions, and their results have been reported within our Financial Services segment since the date of the acquisition.

Acquisition of uGenius Technology, Inc. On, December 31, 2012, the Company acquired substantially all of the assets of uGenius Technology, Inc. (uGenius) for aggregate consideration of approximately $37 million in cash, including the settlement of NCR's pre-existing 8.7% equity investment in uGenius Technology, LLC, plus related acquisition costs. uGenius was a provider of video banking solutions, and their results have been reported within our Financial Services segment since the date of the acquisition.

As a result of the Company's 2012 acquisitions, NCR recorded $34 million related to identifiable intangible assets consisting primarily of proprietary technology and customer relationships, which have a weighted-average amortization period of 7 years.

The operating results of the businesses acquired in 2012 have been included within NCR’s results as of the closing date of each acquisition. The pro forma disclosures for these acquisitions are not being provided because the impact of these acquisitions is not considered material to the twelve months ended December 31, 2012. The purchase price of these businesses, reported in business acquisitions, net of cash acquired within investing activities in the Consolidated Statements of Cash Flows, has been allocated based on the estimated fair value of net tangible and intangible assets acquired, with any excess recorded as goodwill. Goodwill recognized in the Company's 2012 acquisitions was $85 million, of which it is expected that $55 million of the goodwill will be deductible for tax purposes.

2011 Acquisitions and Investments

Following is a brief description of the Company's noteworthy acquisitions and investments completed during the 2011 fiscal year:

Acquisition of Radiant Systems, Inc. On August 24, 2011, NCR completed the acquisition of Radiant Systems, Inc. (Radiant). The acquisition was completed through a tender offer and subsequent merger, with Radiant becoming a wholly-owned subsidiary of NCR. The total equity purchase price was approximately $1.2 billion.

Radiant was a leading provider of technology solutions for managing site operations in the hospitality and specialty retail industries, and is operated within NCR as a part of NCR's Hospitality line of business.
Recording of Assets Acquired and Liabilities Assumed in Radiant Acquisition
The fair value of consideration transferred to acquire Radiant was allocated to the identifiable assets acquired and liabilities assumed based upon their fair values as of the date of the acquisition as set forth below. This allocation is final as of December 31, 2011.

In millions
Purchase Consideration	Net Tangible Assets Acquired/(Liabilities Assumed)	Purchased Intangible Assets	Goodwill
$1,206	$78	$319	$809

Goodwill represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. The goodwill arising from the acquisition consists of the revenue and cost synergies expected from combining the operations of NCR and Radiant. It is expected that approximately $73 million of the goodwill recognized in connection with the acquisition will be deductible for tax purposes. The goodwill arising from the acquisition has been allocated as follows: approximately $624 million to the Hospitality segment; $86 million to the Financial Services segment; and $99 million to the Retail Solutions segment.

See Note 4, "Goodwill and Other Long-Lived Assets" for additional information related to the carrying amounts of goodwill by segment.

The intangible assets acquired in the acquisition include the following:

	Estimated Fair Value	Weighted Average Amortization Period(1)
	(in millions)	(years)
Reseller Network	88	13
Technology - Software and Hardware	106	6
Trademarks	48	9
Direct customer relationships	74	15
Noncompete agreements	2	2
Internally developed software	1	2
Total acquired intangible assets	$319

(1)
Determination of the weighted average amortization period of the individual categories of intangible assets was based on the nature of the applicable intangible asset and the expected future cash flows to be derived from the intangible asset. Amortization of intangible assets with definite lives is recognized over the period of time the assets are expected to contribute to future cash flows.

The Company incurred a total of $30 million of transaction expenses relating to the acquisition, which are included in selling, general and administrative expenses in the results of operations for the year ended December 31, 2011. See Note 12, “Segment Information and Concentrations” for additional information related to revenues and operating income reported by segment.
Unaudited Pro forma Information
The following unaudited pro forma information presents the consolidated results of NCR and Radiant for the year ended December 31, 2011 and 2010. The unaudited pro forma information is presented for illustrative purposes only. It is not necessarily indicative of the results of operations of future periods, or the results of operations that actually would have been realized had the entities been a single company during the periods presented or the results that the combined company will experience after the acquisition. The unaudited pro forma information does not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma information also does not include any integration costs or remaining future transaction costs that the companies may incur related to the acquisition as part of combining the operations of the companies.
The unaudited pro forma consolidated results of operations, assuming the acquisition had occurred on January 1, 2010, are as follows:

In millions	Year ended December 31, 2011	Year ended December 31, 2010
Revenue	$5,538	$5,057
Net income attributable to NCR	$(179)	$235

2010 Acquisitions and Investments

Following is a brief description of the Company's noteworthy acquisitions and investments completed during the 2010 fiscal year:

Acquisition of Mobiqa Limited On October 15, 2010, the Company completed the acquisition of Mobiqa Limited for aggregate consideration of $16 million in cash. Mobiqa provided solutions for the delivery of mobile optimized content, as well as tickets, boarding passes, downloadable applications and coupons in the travel, entertainment and retail sectors.

Goodwill recognized in the Mobiqa acquisition was $14 million, none of which is expected to be deductible for tax purposes.

As a result of the Mobiqa acquisition, NCR recorded $2 million related to identifiable intangible assets consisting primarily of proprietary technology and customer relationships, which have a weighted-average amortization period of 4 years.

The operating results of the Mobiqa business have been included within NCR’s results as of the closing date of the acquisition. The pro forma disclosures for this acquisition is not being provided because the impact of the acquisition is not considered material to the periods in which it occurred. The purchase price of this business, reported in other investing activities in the Consolidated Statements of Cash Flows, has been allocated based on the estimated fair value of net tangible and intangible assets acquired, with any excess recorded as goodwill.

Divestitures

On February 3, 2012, NCR entered into an Asset Purchase Agreement (the “Agreement”) with Redbox Automated Retail, LLC (“Purchaser”) pursuant to which NCR would sell certain assets of its Entertainment business (the "Entertainment Business"), including, but not limited to, substantially all of NCR's DVD kiosks, certain retailer contracts, select DVD inventory and certain intellectual property to Purchaser (the “Transaction”). Pursuant to the terms of the Agreement, as amended on June 22, 2012, and upon the terms and conditions thereof, on June 22, 2012, NCR completed the disposition of the assets of its Entertainment Business to Purchaser for cash consideration of $100 million. As of the date of the sale, total assets sold of $67 million included $51 million of property, plant and equipment, $15 million of inventory, and $1 million of intangible assets.

NCR agreed to provide Purchaser with certain short-term support services following the closing under a transition services agreement. The Agreement also contemplates that, for a period of five years following the closing, Purchaser and its affiliates may procure certain hardware, software and services from NCR under a manufacturing and services agreement. If, at the end of such five-year period, Purchaser and its affiliates have not procured hardware, software and services that have yielded $25 million in margin to NCR, Purchaser will pay the difference to NCR.

We determined that the cash inflows under the transition services agreement and the manufacturing and services agreement will not constitute significant continuing involvement with the operations of the Entertainment Business after the sale. In addition, the ongoing cash inflows related to the Entertainment Business under the manufacturing and services agreement are substantially unrelated to the business sold. Therefore, we have reclassified the operating results of the Entertainment Business, for all historical periods, to income (loss) from discontinued operations, net of tax in the accompanying Consolidated Statements of Operations. During the year ended December 31, 2011, we determined that disposal of the Entertainment business was probable, and we assessed the assets of the business for impairment, which resulted in charges which reduced the carrying values of goodwill, long-lived assets and certain inventories. Refer to Note 4, "Goodwill and Other Long-Lived Assets" for additional discussion.

The following table includes the results of the Entertainment Business, which we historically included in our Entertainment segment:

In millions	For the year ended December 31
	2012	2011	2010
Revenue	$62	$152	$99
Operating expenses	101	299	142
Loss from operations	(39)	(147)	(43)
Gain from divestiture of the business	33	—	—
Loss before income taxes	(6)	(147)	(43)
Income tax benefit	(2)	(51)	(15)
Loss from discontinued operations, net of tax	$(4)	$(96)	$(28)